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                                                                   Exhibit 10.88

                     REPLACEMENT ACQUISITIONS REVOLVING NOTE

                                                                Phoenix, Arizona
                                                               November 22, 1998


      For value received, the undersigned, MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay on or before the Maturity Date to the order of NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of the Acquisitions Committed Amount, or so much thereof as shall be outstanding from time to time, together with interest on the principal amount outstanding from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated as August 3, 1995 by and between Norwest Business Credit, Inc., the predecessor-in-interest to Lender, and the Borrower, as amended (the "Credit Agreement"). Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

      The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. The principal amount of this Note may be borrowed, repaid and reborrowed from time to time in accordance with the Credit Agreement.

      This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Acquisitions Revolving Note referred to in the Credit Agreement.

      This Note is secured, among other things, pursuant to the Credit Agreement and the Loan Documents (as defined in the Credit Agreement), and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

      The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced, as more particularly enumerated in the Credit Agreement.

      The Borrower agrees that the interest rate contracted for includes the interest rate set forth in the Credit Agreement plus any other charges or fees set forth herein and costs and expenses incident to this transaction paid by the Borrower to the extent the same are deemed interest under applicable law.

      Presentment or other demand for payment, notice of dishonor and protest are expressly waived.
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      This Note replaces and supersedes that certain Acquisitions Revolving Note dated November 22, 1996 from Borrower in favor of Lender in the original principal amount of $20,000,000 (the "Original Acquisitions Revolving Note"). Notwithstanding the replacement of the Original Acquisitions Revolving Note, Borrower acknowledges that consideration has been given by Lender for this Note and the execution and delivery of this Note does not constitute an accord and satisfaction or repayment of the Original Acquisitions Revolving Note and this
Note is not made as payment or satisfaction of the Original Acquisitions Revolving Note, but simply as a replacement and increase of the Original Acquisitions Revolving Note. Borrower acknowledges, confirms and ratifies the enforceability of this Note, the Loan Documents, as modified, and the continuing validity, enforceability and priority of the liens and security interests granted in the Loan Documents and securing the Original Acquisitions Revolving Note and this Note.

      IN WITNESS WHEREOF, this Note is executed and delivered as of the date first above written.


                                         MEDICIS PHARMACEUTICAL CORPORATION,
                                         a Delaware corporation

                                         By: /s/ Mark A. Prygocki, Sr.
                                             ---------------------------------
                                         Name:  Mark A. Prygocki, Sr.
                                                ------------------------------
                                         Title: Chief Financial Officer
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